IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

CALAMOS INVESTMENT TRUST (the “Trust”)

Calamos Merger Arbitrage Fund (the “Fund”)

Supplement dated October 8, 2026 to the Fund’s Summary Prospectus and Prospectus, each dated February 27, 2026, as supplemented from time to time

The Board of Trustees of the Trust has approved the following change to the principal investment strategies of the Fund. This supplement is intended to provide advance notice to shareholders regarding the removal of the Fund’s 80% investment policy, as described below.

Effective December 31, 2026, the following sentence in the Fund’s Principal Investment Strategies section of the Prospectus and Summary Prospectus will be removed in its entirety.

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stock, convertible securities, special purpose acquisition companies or similar special purpose entities (collectively, "SPACs"), preferred stock, corporate bonds, warrants and options of U.S. and non-U.S. companies (including in emerging markets) which are involved, or which Calamos Advisors believes will be involved, in a variety of significant corporate events including, but not limited to mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate transactions ("merger-arbitrage investments").

Effective on December 31, 2026, the deleted sentence will be replaced in its entirety with the following:

The Fund utilizes an actively managed merger arbitrage strategy by establishing long and short positions in the securities of companies that are involved in significant corporate events or transactions, such as mergers, acquisitions and other buy-out transactions. The Fund seeks to achieve its investment objective by generating absolute, uncorrelated returns to equity and fixed income markets. The Fund will primarily invest in common stock, convertible securities, special purpose acquisition companies or similar special purpose entities (collectively, “SPACs”), preferred stock, corporate bonds, warrants and options of U.S. and non-U.S. companies (including in emerging markets) which are involved, or which Calamos Advisors believes will be involved, in a variety of significant corporate events including, but not limited to mergers, takeovers, tender offers, leveraged buyouts, spinoffs, liquidations and other corporate transactions (“merger-arbitrage investments”).

In addition, effective on December 31, 2026, the last sentence of the fifth paragraph under the “Principal Investment Strategies” section is deleted and replaced with the following:

A SPAC is considered to be a merger-arbitrage investment throughout its life cycle.

Please retain this supplement for future reference